UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2022

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203)825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

Business Update – Total Addressable Market Opportunity

FuelCell Energy, Inc. (the “Company”) is providing an update regarding the market opportunity for the solutions the Company has commercially available today and the solutions that the Company is actively developing for commercialization.

Climate initiatives are driving the global push to reduce greenhouse gases, including CO2, nitrogen oxides and sulfur oxides. The Company believes there exists a large and increasing combined total addressable market (“TAM”) opportunity for the solutions the Company has commercially available today and the solutions that the Company is actively developing for commercialization, which are focused on addressing global climate change, air quality, emissions, and the need for resilient and reliable power. Through the capabilities of the Company’s platforms, it can isolate and remove CO2 from exhaust streams, provide distributed hydrogen cost effectively to further advance the transportation industry’s shift to hydrogen powered vehicles, and provide industrial and utility customers with a secure and local supply of hydrogen. Hydrogen is also an effective medium for the storage of energy, and the Company is in the process of commercializing a highly efficient and environmentally favorable hydrogen-based long-duration energy storage solution. The Company believes hydrogen-based storage is environmentally superior to a mineral-based storage solution such as lithium-ion batteries. Additionally, through the deployment of the Company’s megawatt and sub-megawatt power generation platform solutions, the Company can deliver the benefits of clean, distributed power generation, including the desirable value stream of thermal energy, and avoid the need for massive, long distance transmission infrastructure and the risks that the traditional transmission grid creates.

The Company views TAM as the overall revenue opportunity that is available for a product or solution if 100% market share is achieved. The Company believes the combined value of the TAM opportunity for the markets that may be served by solutions which are commercially available and solutions which are actively under development by the Company is approximately $2 trillion cumulatively from the date hereof through the end of calendar year 2030 (the “Measuring Period”). The Company’s estimate of the combined, cumulative value of its TAM opportunity is based on review and analysis of third-party sources and application of management’s current assumptions and business judgment as to its market opportunities within the markets that may be served by the four technology solutions described below.  The cumulative TAM number represents the combined estimated total market size over the Measuring Period for the markets which such solutions may serve and is not a projection or estimate of the actual market share that the Company could achieve or the amount of revenue that could be generated by the Company in these markets in the Measuring Period. The market opportunities which the Company believes comprise its combined, cumulative $2 trillion TAM opportunity are described below:

(i)	Global carbon capture, carbon separation and utilization market of approximately $1 trillion – Carbon capture technology is currently under development by the Company to serve this market, while the Company currently has carbon separation and utilization solutions;

(ii)	Global distributed hydrogen market of approximately $400 billion – The Company currently has a distributed hydrogen solution to serve this market;

(iii)	Global megawatt and sub-megawatt in front of the meter (“FTM”) and behind the meter (“BTM”) distributed power market of approximately $300 billion – The Company currently has megawatt and sub-megawatt FTM and BTM distributed power solutions to serve this market; and

(iv)	Global solid oxide based long-duration hydrogen energy storage and electrolysis market of approximately $150 billion – Solid oxide based long-duration hydrogen energy storage and electrolysis is currently under development by the Company to serve this market.

The Company’s estimate for the combined, cumulative TAM in the Measuring Period with respect to the global markets that may be served by its carbon capture solution (which is under development) and carbon separation and carbon utilization solutions (which are currently available) is based, in part, on review and analysis of the International Energy Agency CCUS in Clean Energy Transitions Report (September 2020), Morgan Stanley Carbon Capture Report (April 2021) and the Intergovernmental Panel on Climate Change Special Report on Global Warming of 1.5°C (October 2018), and is further based on third party estimates of global market demand for purchased CO2 for the food and beverage, enhanced oil recovery and other industrial gas usage markets and global markets for avoided CO2 as it relates to carbon taxation. The Company’s ability to participate in the carbon capture market assumes that the Company can commercialize its carbon capture technologies within the internal time frames assumed by Company management. The Company’s ability to participate in the carbon capture market, which represents a significant portion of the estimated $1 trillion TAM for carbon capture, carbon separation and utilization, also assumes that ExxonMobil Research and Engineering Company (“EMRE”), which funds some of the Company’s research into carbon capture and which owns certain intellectual property rights related to the carbon capture technology under development by the Company, will provide the Company with the necessary licenses or will otherwise allow the Company to commercially exploit carbon capture technology outside of capturing CO2 generated by the Company’s own platforms (for which the Company does not require a license from EMRE).  There can be no assurance that the Company will be successful in commercializing carbon capture technology or, in the event the Company is successful in developing carbon capture technology to the point of commercial availability, that EMRE would provide the Company with necessary licenses or otherwise allow the Company to exploit carbon capture intellectual property owned by EMRE which would be necessary for the Company to sell carbon capture technology for applications not involving carbon capture from the Company’s own platforms. Reference to a global market for carbon capture, carbon separation and utilization also assumes that the Company can create the necessary business infrastructure to manufacture, market, sell, install and service such solutions globally, and there can be no assurance that the Company will be successful in creating such business infrastructure.

The Company’s estimate for the combined, cumulative TAM in the Measuring Period with respect to the global markets that may be served by its distributed hydrogen solutions is based, in part, on review and analysis of the BloombergNEF, Hydrogen Economy Outlook (March 2020) and Hydrogen Council, Hydrogen Insights (July 2021).  The Company’s estimate of the total cumulative TAM for distributed hydrogen includes the markets for grey hydrogen (hydrogen derived from natural gas), blue hydrogen (hydrogen derived from natural gas but with the management of CO2 through carbon capture and storage) and green hydrogen (hydrogen created from renewable sources such as wind and solar power).  Reference to a global market for distributed hydrogen also assumes that the Company can create the necessary business infrastructure to manufacture, market, sell, install and service such solutions globally, and there can be no assurance that the Company will be successful in creating such business infrastructure.

The Company’s estimate for the combined, cumulative TAM in the Measuring Period with respect to the markets that may be served by its megawatt and sub-megawatt FTM and BTM distributed power solutions is based, in part, on review and analysis of Morgan Stanley equity research (July 2020), MarketLine data research (Q1 2019) and Wells Fargo equity research (April 2021).  The Company’s estimate is based on markets in the United States, South Korea and Western Europe, which represent the Company’s largest current markets for FTM and BTM distributed power solutions and are markets in which the Company has an installed base of distributed power solutions.

The Company’s estimate for the combined, cumulative TAM with respect to the global markets that may be served by the solid oxide based long-duration hydrogen energy storage and electrolysis solutions under development by the Company is based, in part, on review and analysis of BloombergNEF, Long-Term Storage Outlook 2020, Wood Mackenzie, Power & Renewables (April 2021) and Guidehouse Insights, Market Data: Utility-Scale Energy Storage Market Update (Q1 2022). Reference to a global market for solid oxide based long-duration hydrogen energy storage and electrolysis solutions assumes that the Company can successfully commercialize this technology within the internal time frame assumed by Company management and create the necessary business infrastructure to manufacture, market, sell, install and service such solutions globally. There can be no assurance that the Company will be successful in commercializing solid oxide based long-duration hydrogen energy storage and electrolysis solutions or, in the event it is successful in commercializing such solutions, that it will be successful in creating the necessary business infrastructure described above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or the Company’s future financial performance that involve certain contingencies and uncertainties, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, in the section entitled “Management's Discussion and Analysis of Financial Condition and Results of Operations”. The forward-looking statements include, without limitation, the Company’s plans and expectations regarding the continuing development and commercialization of its current and future fuel cell technologies, its business plans and strategies, the markets in which the Company expects to operate, and the size and scope of its total addressable market opportunity, which is an estimate based on currently available public information and the application of management’s current assumptions and business judgment. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation: general risks associated with product development and manufacturing; general economic conditions; changes in interest rates, which may impact project financing; supply chain disruptions; changes in the utility regulatory environment; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation; potential volatility of commodity and energy prices that may adversely affect the Company’s projects; availability of government subsidies and economic incentives for alternative energy technologies; the Company’s ability to remain in compliance with U.S. federal and state and foreign government laws and regulations and the listing rules of The Nasdaq Stock Market; rapid technological change; competition; the risk that the Company’s bid awards will not convert to contracts or that the Company’s contracts will not convert to revenue; market acceptance of the Company’s products; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States; factors affecting the Company’s liquidity position and financial condition; government appropriations; the ability of the government and third parties to terminate their development contracts at any time; the ability of the government to exercise “march-in” rights with respect to certain of the Company’s patents; the Company’s ability to successfully market and sell its products internationally; the Company’s ability to implement its strategy; the Company’s ability to reduce its levelized cost of energy and its cost reduction strategy generally; the Company’s ability to protect its intellectual property; litigation and other proceedings; the risk that commercialization of the Company’s products will not occur when anticipated or, if it does, that the Company will not have adequate capacity to satisfy demand; the Company’s need for and the availability of additional financing; the Company’s ability to generate positive cash flow from operations; the Company’s ability to service its long-term debt; the Company’s ability to increase the output and longevity of its platforms and to meet the performance requirements of its contracts; the Company’s ability to expand its customer base and maintain relationships with its largest customers and strategic business allies; changes by the U.S. Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program or related administrative matters; and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to the Company’s customers’ capital budgets and investment plans, impacts to the Company’s project schedules, impacts to the Company’s ability to service existing projects, and impacts on the demand for the Company’s products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021. The forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: March 21, 2022	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President, Chief Financial Officer and Treasurer